ADVISORS DISCIPLINED TRUST 1751

                          SUPPLEMENT TO THE PROSPECTUS

     DuPont Fabros Technology, Inc. (NYSE: DFT) has merged with and into Digital Realty Trust, Inc. (NYSE: DLR). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the REIT Portfolio, Series 2017-2Q - A Hartford Investment Management Company ("HIMCO") Portfolio now includes shares of Digital Realty Trust, Inc. and will no longer include shares of DuPont Fabros Technology, Inc.

     Supplement Dated:  September 14, 2017















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